UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2012

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road

Waltham, Massachusetts 02451

(Address of Principal Executive Offices)

(781) 663-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On January 2, 2013, ModusLink Global Solutions, Inc. issued a press release announcing that it had been granted an extension of the stay of the suspension of its listing on NASDAQ, pending the outcome of a hearing before the NASDAQ Hearings Panel. The foregoing description is subject to, and qualified in its entirety by, the press release filed as an exhibit hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODUSLINK GLOBAL SOLUTIONS, INC.

Date: January 2, 2013	By:	/s/ Steven G. Crane
Name: Steven G. Crane
Title: Chief Financial Officer